Security Equity Fund
Security Large Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 15, 2009,
To Prospectus and Statement of Additional Information
Dated February 1, 2009

Effective January 4, 2010, Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund and their underlying Series will no longer be accepting subscriptions for shares from either existing shareholders or from new shareholders in Class B shares. The following Funds will be affected: Rydex | SGI Large Cap Value Fund, Rydex | SGI Equity Fund, Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Select 25 Fund, and Rydex | SGI Mid Cap Growth Fund.

The Prospectus is updated by adding the following disclosure to the "Buying Shares - Class B Shares" section as the first three paragraphs of the section on page 47:

Effective January 4, 2010, Class B shares are closed to new subscriptions from either existing or new shareholders. Automatic investments made after the closing of Class B shares on January 4, 2010 will be re-directed to Class A shares, subject to any applicable sales charges and pricing breakpoints. After January 4, 2010, existing shareholders of Class B shares may continue to hold their Class B shares and exchange their Class B shares into Class B shares of other Security Funds until the shares are redeemed or automatically rolled into Class A shares (after 8 years).

Shareholders who have chosen to reinvest their Class B shares' dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares ("reinvestment shares") and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.

After January 4, 2010, all Class B shares will continue to be subject to the applicable deferred sales charge and the 12b-1 fees of 1.00% of average daily net assets.

The Statement of Additional Information is updated by adding the following disclosure as the second paragraph to the "How to Purchase Shares" section on page 31:

Effective January 4, 2010, Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund and their underlying Series will no longer be accepting subscriptions for shares from either existing shareholders or from new shareholders in Class B shares.

Please Retain This Supplement for Future Reference